UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2012
                 --------------------------

               Dynasil Corporation of America
------------------------------------------------------------
   (Exact name of registrant as specified in its charter)

Delaware                   000-27503                22-1734088
-----------               ---------------            -------------
(State or other                Commission                 (IRS Employer
jurisdiction of incorporation)  File Number)       Identification No.)

            44 Hunt Street, Watertown, MA  02472
------------------------------------------------------------
          (Address of principal executive offices)

                       (617)-668-6855
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  The Audit Committee of the Board of Directors of Dynasil Corporation of America ("Dynasil" or the "Company") annually considers and recommends to the Board the selection of independent public accountants. On February 23, 2012, after an evaluation process of several independent audit firms, and as recommended by Dynasil's Audit Committee and approved by the Board of Directors, the Company appointed McGladrey & Pullen, LLP ("McGladrey") as Dynasil's independent registered public accounting firm for the 2012 fiscal year, replacing Haefele, Flanagan & Co., p.c. ("Haefele Flanagan").

  On February 23, 2012, the Company dismissed Haefele Flanagan as the Company's independent registered public accounting firm. The reports of Haefele Flanagan on the Company's consolidated financial statements for the years ended September 30, 2011 and September 30, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

  For the years ended September 30, 2010 and 2011 and through the date of this Form 8-K, there have been no disagreements with Haefele Flanagan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Haefele Flanagan's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended September 30, 2010 and 2011 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

  The Company provided Haefele Flanagan with a copy of the above disclosures and has requested Haefele Flanagan to furnish a letter addressed to the Securities and Exchange Commission stating whether Haefele Flanagan agrees with the above statements. A copy of that letter, dated February 27, 2012 is filed as Exhibit 16.1 to this Form 8-K.

  During the years ended September 30, 2011 and 2010 and through February 23, 2012 (the date McGladrey was appointed), the Company did not consult McGladrey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term in defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is described in Item 304(a)(1)(i)(v) of Regulation S-K).

  Item 9.01. Financial Statements and Exhibits

  (d) EXHIBITS

  Exhibit 16.1 Letter from Haefele, Flanagan & Co., p.c. regarding change in certifying accountant.

  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DYNASIL CORPORATION OF AMERICA
                                      (Registrant)

  Date:     February 29, 2012             By: /s/ Steven K. Ruggieri
                                       Steven K. Ruggieri
                                       President and CEO